Note 17 - Common Stock	12 Months Ended
Dec. 31, 2025
Notes to Financial Statements
Equity [Text Block]
17.	COMMON STOCK

Throughout 2025, 2024 and 2023, the Company declared cash dividends on a quarterly basis at a rate of $0.06 per Class A (voting) share of common stock and $0.07 per Class B (non-voting) share of common stock. The Company declared and paid cash dividends totaling $3.5 million in 2025, $3.5 million in 2024, and $3.5 million in 2023. There are no contractual restrictions on the Company's ability to pay dividends, provided that the Company is not in default under its credit agreement immediately before such payment and after giving effect to such payment.